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                                                               EXHIBIT 10.10(e)



                                AMENDMENT NO. 5

         AMENDMENT NO. 5, dated as of December 16, 1998 (this "Agreement"), by and among WORLDPORT INTERNATIONAL, INC., a Delaware corporation (the "Company"), WORLDPORT COMMUNICATIONS, INC., a Delaware corporation (the "Parent"), the Lenders (as defined in the Credit Agreement) which are a party hereto (including Bankers Trust Corporation, in its individual capacity) and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Agent") and Collateral Agent (in such capacity, the "Collateral Agent") and as joint creditor with the other Lenders under the Credit Agreement, each as defined below.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Parent are parties to a Credit Agreement dated as of June 23, 1998 (as in effect, the "Credit Agreement") with the Lenders, the Agent and the Collateral Agent;

         WHEREAS, the Company and the Parent have agreed to raise a certain amount of capital pursuant to, and in accordance with, the terms set forth in the Credit Agreement by December 19, 1998 (the "Target Date");

         WHEREAS, the Parent and the Company have requested that the Agent and the Lenders extend the Target Date to December 23, 1998;

         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree to the following:

         1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the
Credit Agreement.
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         2.       Amendment. Section 5.16(d) of the Credit Agreement is amended by deleting the reference to the date "December 19, 1998" appearing therein and substituting the date "December 23, 1998" therefor.

         3. Applicable Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         4. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any Note or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor or discharge any obligation under any guaranty. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Credit Agreement, or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Company, the Parent or any Guarantor under the Credit Agreement or any Pledgor or Grantor under any Security Document from any of its obligations and liabilities as a "Company", "Parent", "Guarantor", "Pledgor" or "Grantor" under the Credit Agreement or the Security Documents or any other Finance Document. Whenever the term "Credit Agreement" is used in any of the Finance Documents it shall mean and refer to the Credit Agreement as modified pursuant hereto. Each of the Credit Agreement and the other Finance Documents shall remain in full force and effect, except as expressly modified hereby.

         5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         6. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.



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         7.       Effectiveness. This Agreement shall become effective as of the date when copies hereof which, when taken together, bear the signatures of each of the Company, the Parent, the Agent, the Collateral Agent and the Majority Lenders have been received by the Agent.

         8.       Payment of Expenses. In furtherance of the provisions of
Section 9.1 of the Credit Agreement, the Parent and Company shall jointly and severally, whether or not the transactions hereby contemplated are consummated, upon demand of the Agent pay all reasonable out-of-pocket costs (including legal fees), charges and expenses of the Agent and Collateral Agent in connection with the negotiation, preparation, execution and delivery of this Agreement and the documents and instruments referred to herein, and otherwise reviewed in connection herewith and therewith.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                   WORLDPORT INTERNATIONAL, INC.



                                   by
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   WORLDPORT COMMUNICATIONS, INC.



                                   by
                                      -----------------------------------------
                                      Name:
                                      Title:
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                                   BANKERS TRUST COMPANY

                                   as Agent and Collateral Agent



                                   by
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   BANKERS TRUST CORPORATION

                                   as Lender



                                   by
                                      -----------------------------------------
                                      Name:
                                      Title:
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                                   DREYFUS PREMIER LIMITED TERM HIGH
                                   INCOME FUND

                                   by



                                      -----------------------------------------
                                      Name:
                                      Title: